Exhibit 10.4

Name:	[•]
Number of Shares of Restricted Stock:	[•]
Date of Grant:	[•]

THE MICHAELS COMPANIES, INC.
2014 OMNIBUS LONG-TERM INCENTIVE PLAN

RESTRICTED STOCK AGREEMENT (DIRECTORS)

This agreement (this “Agreement”) evidences the grant of restricted shares of Stock by The Michaels Companies, Inc. (the “Company”) to the individual named above (the “Grantee”), pursuant to and subject to the terms of The Michaels Companies, Inc. 2014 Omnibus Long-Term Incentive Plan (as amended from time to time, the “Plan”), which is incorporated herein by reference.  Except as otherwise defined herein, each initially capitalized term used herein has the meaning assigned to such term in the Plan.

1.                                      Grant of Restricted Stock.  The Company hereby grants to the Grantee on the date of grant set forth above (the “Date of Grant”) the number of shares of restricted Stock set forth above (the “Restricted Stock”) on the terms provided herein and in the Plan.

2.                                      Vesting.  The term “vest” as used herein with respect to any share of Restricted Stock means the lapsing of the restrictions described herein with respect to such share.  Unless earlier terminated, forfeited, relinquished or expired, the Restricted Stock shall vest in full upon the first anniversary of the Date of Grant, provided that the Grantee has remained in continuous Employment from the Date of Grant through the applicable vesting date.

3.                                      Forfeiture Risk.  If the Grantee’s Employment ceases for any reason, including death, any then outstanding and unvested Restricted Stock acquired by the Grantee hereunder shall be automatically and immediately forfeited.  The Grantee hereby (a) appoints the Company as his or her attorney-in-fact to take such actions as may be necessary or appropriate to effectuate a transfer of the record ownership of any such shares that are unvested and forfeited hereunder, (b) agrees to deliver to the Company, as a precondition to the issuance of any certificate or certificates with respect to unvested Restricted Stock hereunder, one or more stock powers, endorsed in blank, with respect to such shares, and (c) agrees to sign such other powers and take such other actions as the Company may reasonably request to accomplish the transfer or forfeiture of any unvested Restricted Stock that is forfeited hereunder.

4.                                      Retention of Certificates, etc.  Any certificates representing unvested Restricted Stock shall be held by the Company.  If unvested Restricted Stock is held in book entry form, the Grantee agrees that the Company may give stop transfer instructions to the depository to ensure compliance with the provisions hereof.

5.                                      Legend.  All certificates representing unvested Restricted Stock shall contain a legend substantially in the following form:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE MICHAELS COMPANIES, INC. 2014 OMNIBUS LONG-TERM INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND THE MICHAELS COMPANIES, INC.  COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE IN THE OFFICES OF THE MICHAELS COMPANIES, INC.

As soon as practicable following the vesting of any such Restricted Stock the Company shall cause a certificate or certificates covering such shares, without the aforesaid legend, to be issued and delivered to the Grantee.  If any shares of Restricted Stock or Stock are held in book-entry form, the Company may take such steps as it deems necessary or appropriate to record and manifest the restrictions applicable to such shares.

6.                                      Dividends, etc.  The Grantee shall be entitled to (a) receive any and all dividends or other distributions paid with respect to those shares of Stock of which he or she is the record owner on the record date for such dividend or other distribution, and (b) vote any shares of Stock of which he or she is the record owner on the record date for such vote; provided, however, that any property (other than cash) distributed with respect to a share of Stock (the “associated share”) acquired hereunder, including without limitation a distribution of Stock by reason of a stock dividend, stock split or otherwise, or a distribution of other securities with respect to an associated share, shall be subject to the restrictions of this Agreement in the same manner and for so long as the associated share remains subject to such restrictions, and shall be promptly forfeited if and when the associated share is so forfeited; and further provided, that the Administrator may require that any cash distribution with respect to the shares of Stock be placed in escrow or otherwise made subject to such restrictions as the Administrator deems appropriate to carry out the intent of the Plan.  References in this Section 6 to Stock shall refer, mutatis mutandis, to any shares of Restricted Stock.

7.                                      Sale of Vested Stock.  The Grantee understands that he or she will be free to sell any share of Restricted Stock once it has vested, subject to (a) satisfaction of any applicable tax withholding requirements with respect to the vesting or transfer of such share, (b) the completion of any administrative steps (for example, but without limitation, the transfer of certificates) that the Company may reasonably impose, and (c) applicable requirements of federal and state securities laws.  Shares of unvested Restricted Stock may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of except as the Administrator may provide.

8.                                      Certain Tax Matters.  The Grantee expressly acknowledges the following:

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(a)                                 The Grantee has been advised to confer promptly with a professional tax advisor to consider whether he or she should make a so-called “83(b) election” with respect to the Restricted Stock.  Any such election, to be effective, must be made in accordance with applicable regulations and within thirty (30) days following the Date of Grant.  The Company has made no recommendation to the Grantee with respect to the advisability of making such an election.

(b)                                 If the Grantee decides to make an “83(b) election,” the Grantee agrees to execute and deliver to the Company a copy of the Acknowledgement and Statement of Decision Regarding Election Pursuant to Section 83(b) of the Code, substantially in the form attached hereto as Exhibit A, together with a copy of the Election Pursuant to Section 83(b) of the Code (the “Election Form”), substantially in the form attached hereto as Exhibit B.  The Election Form shall be filed by the Grantee with the appropriate Internal Revenue Service office no later than thirty (30) days after the Date of Grant.  The Grantee should consult with his or her tax advisor to determine if there is a comparable election to file in the state of his or her residence and whether such a filing is desirable under the circumstances.

(c)                                  The Grantee expressly acknowledges and agrees that he or she shall be responsible for satisfying and paying all taxes arising from or due in connection with the grant or vesting of the Restricted Stock.  The Company shall have no liability or obligation relating to the foregoing.

9.                                      Forfeiture/Recovery of Compensation.  By accepting the Restricted Stock the Grantee expressly acknowledges and agrees that his or her rights, and those of any permitted transferee, of the Restricted Stock or of any Stock received following the vesting of the Restricted Stock or proceeds from the disposition thereof, are subject to Section 6(a)(5) of the Plan (including any successor provision).  Nothing in the preceding sentence shall be construed as limiting the general application of Section 11 of this Agreement.

10.                               Form S-8 Prospectus.  The Grantee acknowledges that he or she has received and reviewed a copy of the prospectus required by Part I of Form S-8 relating to shares of Stock that may be issued under the Plan.

11.                               Acknowledgments.  By accepting the Award, the Grantee agrees to be bound by, and agrees that the Award is subject in all respects to, the terms of the Plan.  The Grantee further acknowledges and agrees that (i) the signature to this Agreement on behalf of the Company is an electronic signature that will be treated as an original signature for all purposes hereunder, and (ii) such electronic signature will be binding against the Company and will create a legally binding agreement when this Agreement is countersigned by the Grantee.

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Executed as of the        day of [ •], [•].

Company:	THE MICHAELS COMPANIES, INC.

By:
Name:
Title:

Grantee:
Name:

Address:

[Signature Page to Restricted Stock Agreement]

EXHIBIT A

ACKNOWLEDGMENT AND STATEMENT OF DECISION REGARDING ELECTION
PURSUANT TO SECTION 83(b) OF THE INTERNAL REVENUE CODE

The undersigned, a purchaser of restricted shares of common stock (the “Restricted Stock”) of The Michaels Companies, Inc., a Delaware corporation (the “Company”), for cash pursuant to a Restricted Stock Agreement, dated as of [•], between the undersigned and the Company (the “Restricted Stock Agreement”), hereby states, as of the date of purchase of the Restricted Stock, as follows:

1.                                      The undersigned acknowledges receipt of a copy of the Restricted Stock Agreement.  The undersigned has carefully reviewed the Restricted Stock Agreement.

2.                                      The undersigned either [check as applicable]:

(a) has consulted, and has been fully advised by, the undersigned’s own tax advisor,                                                                                     , whose business address is                                                                 , regarding the federal, state and local tax consequences of purchasing the Restricted Stock under the Restricted Stock Agreement, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), and pursuant to the corresponding provisions, if any, of applicable state laws; or

(b) has knowingly chosen not to consult such tax advisor.

3.                                      The undersigned hereby states that the undersigned has decided to make an election pursuant to Section 83(b) of the Code and is submitting to the Company together with the undersigned’s executed Restricted Stock Agreement, a copy of an executed election form which is attached as Exhibit B to the Restricted Stock Agreement.

4.                                      Neither the Company nor a representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of his or her purchasing the Restricted Stock pursuant to the Restricted Stock Agreement or of the making or failure to make an election pursuant to Section 83(b) of the Code or corresponding provisions, if any, of applicable state law.

5.                                      The undersigned is also submitting to the Company, together with the undersigned’s executed Restricted Stock Agreement, a copy of an executed election form, if an election is made, by the undersigned pursuant to provisions of state law corresponding to Section 83(b) of the Code, if any, that apply to the purchase of the Restricted Stock by the undersigned.

Date:
Investor

EXHIBIT B

ELECTION PURSUANT TO SECTION 83(b) OF THE INTERNAL REVENUE CODE

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in gross income as compensation for services the excess (if any) of the fair market value of the property described below over the amount paid for such property.

1.                                      The name, taxpayer identification number, address of the undersigned, and the taxable year for which this election is being made are:

Taxpayer’s Name:

Taxpayer’s Social Security Number:

Address:

Taxable Year:  Calendar Year [2014]

2.                                      The property that is the subject of this election is                                           unvested shares of common stock (the “Unvested Award”) of The Michaels Companies, Inc., a Delaware corporation (the “Company”), representing restricted shares of common stock of the Company (“Restricted Shares”).

3.                                      The Unvested Award was transferred to the undersigned on                                   .

4.                                      The Unvested Award is subject to the following restrictions:  (a) restrictions on vesting based on continued service through the applicable vesting date, (b) immediate forfeiture upon a termination of employment with or service to the Company for any reason, and (c) restrictions should the undersigned wish to transfer the Unvested Award (in whole or in part).

5.                                      The fair market value of the Unvested Award at the time of transfer (determined without regard to any restrictions other than a nonlapse restriction as defined in Section 1.83-3(h) of the Income Tax Regulations) is $                                  .

6.                                      For the Unvested Award transferred, the undersigned paid $                               .

7.                                      The amount to include in gross income is $                                .

The undersigned taxpayer will file this election with the Internal Revenue Service office with which taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property.  A copy of the election also will be furnished to the person for whom the services were performed.  Additionally, the undersigned will include a copy of the election with his or her income tax return for the taxable year in which the property is transferred.  The undersigned is the person performing the services in connection with which the property was transferred.

Date:
Taxpayer